EXHIBIT 99.1
                                  CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), the undersigned officer of Entertainment Technologies & Programs, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003                                 /s/ George C. Woods
                                                    ----------------------------
                                                    George C. Woods
                                                    Chief Executive Officer


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